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                                                                    EXHIBIT 10.4

                         TAX INDEMNIFICATION AGREEMENT


     THIS TAX INDEMNIFICATION AGREEMENT (this "AGREEMENT") is made this ___ day of _________, 1997, between Signature Eyewear, Inc., a California corporation (the "COMPANY"), and The Weiss Family Trust, Bernard Weiss, Julie Heldman, Edward Weiner, Daniel Warren, Robert Fried, Robert Zeichick and Michael Prince (collectively, the "SHAREHOLDERS") (the Company and the Shareholders are hereinafter referred to individually as a "PARTY" and collectively as the "PARTIES").

     WHEREAS, the Company contemplates a public offering of its stock in order to raise additional equity capital for the expansion of the Company's business operations (the "PUBLIC OFFERING");

     WHEREAS, the execution of this Agreement by the Company and the Shareholders is a condition to the closing (the "CLOSING") of the contemplated Public Offering;

     WHEREAS, from November 1, 1990 through _________, 1997 the Company was an S corporation under the Internal Revenue Code of 1986, as amended (the "CODE"), after which it became a C corporation under the Code (and under the corresponding provisions of state income tax law);

     WHEREAS, on ____________, 1997 the Company elected under Section 1362(e)(3) of the Code to have the rules of Section 1362(e)(2) not apply for its S Termination year (as hereinafter defined); and

     WHEREAS, the Company and the Shareholders wish to provide for a tax indemnification agreement in connection with the Company's termination as an S corporation.

     NOW, THEREFORE, the parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1  Definitions.  The following terms, as used herein, have the following
          -----------
meanings:

     "C CORPORATION TAXABLE YEAR" means any taxable year or portion thereof during which the Company is taxable as a C Corporation.

     "C SHORT YEAR" means that portion of the S Termination Year of the Company defined in Section 1362(e)(1)(B) of the Code.

     "S CORPORATION TAXABLE INCOME" means the taxable income of the Company from all sources through and including the close of business on the last day of the S Short Year of the Company.
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     "S CORPORATION TAXABLE YEAR" means any taxable year or portion thereof during which the Company is taxable as an S corporation.

     "S SHORT YEAR" means that portion of the S Termination Year of the Company defined in Section 1362(e)(1)(A) of the Code.

     "S TERMINATION YEAR" shall have the meaning set forth in Section 1362(e)(4) of the Code.


                                  ARTICLE II
                                     TAXES
                                     -----

     2.1  Shareholders' Filing of Tax Returns and Payment of Taxes.  Each
          --------------------------------------------------------
Shareholder, severally and not jointly, represents, covenants and agrees that:
(i) such Shareholder has duly included, or shall duly include, in his or her own federal and state income tax returns his or her share of all items of income, gain, loss, deduction or credit attributable to the S Short Year of the Company or any prior period (or that portion of any period) during which the Company was an S corporation as required by applicable law; (ii) such returns have included, or shall include, his or her allocable share of S Corporation Taxable Income; and (iii) such Shareholder has paid, or shall pay, any and all taxes he or she is required to pay with respect to such allocable share of S Corporation Taxable Income for all taxable periods (or that portion of any period) during which the Company was an S corporation.

     2.2  Company's Filing of Tax Returns and Payment of Taxes.  The Company
          ----------------------------------------------------
represents, covenants and agrees that: (i) the Company is and shall be responsible for and has effected, or shall effect, the filing of all federal, state, foreign and local returns for the Company with respect to any and all taxable periods; (ii) such Company returns have included, or shall include, the Company's income from all sources for all periods covered by the returns; and
(iii) the Company has paid, or shall pay, any and all taxes required to be paid by the Company for all periods covered by the returns as required by applicable law.

     2.3  Company's Indemnification for Tax Liabilities.  The Company hereby
          ---------------------------------------------
indemnifies and agrees to hold each Shareholder harmless from, against and in respect of any federal and state income tax liability (including interest and penalties and any taxes resulting from payments under this Section 2.3, but reduced by the benefit received from the deduction for state income taxes paid against taxable income for federal income tax purposes), if any, incurred by such Shareholder resulting from a final determination of an adjustment (by reason of an amended return, claim for refund, audit or otherwise) to the Company's taxable income resulting in a decrease in the Company's taxable income and a corresponding increase in the federal or state, as the case may be, taxable income of such Shareholder with respect to such Shareholder's allocable share of S Corporation Taxable Income; provided, however, that in no event shall the Company's liability to any one of the Shareholders under this Section 2.3 exceed the amount of the income tax liability (including interest and penalties and any taxes resulting from payments

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under this Section 2.3) of such Shareholder arising from the increase in S
Corporation Taxable Income allocated to such Shareholder shifted from a C Corporation Taxable Year to an S Corporation Taxable Year.

     2.4  Shareholder Indemnification for Tax Liabilities.
          -----------------------------------------------

          (a) The Shareholders, severally (according to the percentage of the outstanding shares of the Company's Common Stock owned by each Shareholder during the applicable S Corporation Taxable Year from which there is a shift of S Corporation Taxable Income, as referred to hereinbelow, pro rated by number of days of ownership in the case of partial periods of ownership) and not jointly, hereby indemnify and agree to hold the Company harmless from, against and in respect of any federal and state income tax liability (including interest and penalties and any taxes resulting from payments under this Section 2.4(a)), if any, resulting from a final determination of any adjustment (by reason of an amended return, claim for refund, audit or otherwise) to the Shareholders' taxable income resulting in a decrease in the Shareholders' S Corporation Taxable Income and a corresponding increase in the federal or state, as the case may be, taxable income of the Company; provided, however, the amount of any such indemnified tax liability shall be reduced by an amount equal to the refund of state income tax, including interest, received by the Company for state income taxes paid by the Company in respect of any taxable income shifted from an S Corporation Taxable Year to a C Corporation Taxable Year of the Company which is subject to indemnification hereunder; and provided, further, that in no event shall any Shareholder's liability under this Section 2.4(a) exceed the amount of any credit or refund of taxes and interest actually received by such Shareholder as a result of such final determination, related final determination or claim for refund.

          (b) The Shareholders, severally (according to the percentage of the outstanding shares of the Company's Common Stock owned by each Shareholder during the applicable taxable period ending prior to _______________, 1997, with respect to which it is determined that the Company was not an S Corporation) and not jointly, hereby indemnify and agree to hold the Company harmless from, against and in respect of any federal and state income tax liability (including penalties, interest and any taxes resulting from the payments under this Section 2.4(b)) incurred by the Company as a result of a final determination that the Company was not an S corporation for federal or state income tax purposes for any taxable period ending prior to ______________, 1997 (including a short taxable period ending the day before ______________, 1997); provided, however, that in no event shall any Shareholder's liability under this paragraph 2.4(b) exceed the amount any credit or refund of taxes and interest actually received by such Shareholder as a result of such final determination, related final determination or claim for refund.

     2.5  Payments.  The party (or parties) providing the indemnity under either
          --------
Section 2.3 or Section 2.4 (the "INDEMNIFYING PARTY") shall make any payment required to be paid under this Agreement to the party being indemnified under
Section 2.3 or Section 2.4, respectively (the "INDEMNIFIED PARTY"), within thirty (30) days after the later to occur of (i) the receipt of notice from the Indemnified Party that a payment is due by the Indemnified Party to

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the appropriate taxing authority pursuant to the applicable final determination and (ii) the receipt by the Indemnifying Party of the credit or refund of taxes, if any, resulting from the corresponding applicable final determination, related final determination or claim for refund.

     2.6  Subrogation.  The Indemnifying Party shall be subrogated to all rights
          -----------
of recovery that the Indemnified Party may have against any person or organization in respect of the tax liabilities for which the Indemnifying Party is providing indemnity. Such right of subrogation shall not exceed the amount paid by the Indemnifying Party to the Indemnified Party. The Indemnified Party shall execute and deliver instruments and papers and such other items, and take such actions, as are reasonably necessary to secure such rights of subrogation for the Indemnifying Party and to permit the Indemnifying Party to pursue such rights of recovery.


                                  ARTICLE III
                                 MISCELLANEOUS
                                 -------------

     3.1  Notices.  All notices and other communications made in connection with
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this Agreement shall be in writing and shall be deemed given when delivered personally or sent by facsimile transmission to the numbers indicated below (if physical confirmation of transmission is retained) or on the third succeeding business day after being mailed by registered or certified mail, deposited in the United States mail, postage prepaid, return receipt requested, to the appropriate party at its, his or her address below or at such other address for such party (as shall be specified by written notice when in fact delivered pursuant hereto):

          If to the Company, at:

               Signature Eyewear, Inc.
               498 North Oak Street
               Inglewood, CA 90302
               Attention: Mr. Michael Prince, CFO
               Facsimile: (310) 330-2770

          If to the Shareholders, at:

               Ms. Julie Heldman
               c/o Signature Eyewear, Inc.
               498 North Oak Street
               Inglewood, CA 90302
               Facsimile: (310) 330-2770

     3.2  Counterparts.  This Agreement may be executed in several counterparts,
          ------------
each of which shall be deemed an original, but all of which counterparts collectively shall constitute an instrument representing the agreement between the parties hereto.

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     3.3  Construction of Terms.  Nothing herein expressed or implied is
          ---------------------
intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     3.4  Governing Law.  This Agreement and the legal relations between the
          -------------
parties hereto shall be governed by and construed in accordance with the substantive laws of the State of California without regard to California choice of law rules.

     3.5  Amendment and Modification.  This Agreement may be amended by the
          --------------------------
agreement of the Company and Shareholders holding a majority of the shares of Common Stock outstanding on the date of this Agreement; provided, however, that no amendment may adversely affect any particular Shareholder in a manner not equally applicable to the other Shareholders unless such amendment is approved by such Shareholder.

     3.6  Assignment.  This Agreement and all of the provisions hereof shall be
          ----------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, nor is this Agreement intended to confer upon any other person except the parties, any rights or remedies hereunder; provided, however, nothing in this Section shall be construed as prohibiting an assignment of this Agreement by the Company to a successor by operation of law.

     3.7  Interpretation.  The title, articles and section headings contained in
          --------------
this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

     3.8  Severability.  In the event that any one or more of the provisions of
          ------------
this Agreement shall be held to be illegal, invalid or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provisions with an enforceable provision approximating, to the extent possible, the original intent of the parties.

     3.9  Entire Agreement.  This Agreement embodies the entire agreement and
          ----------------
understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and the understandings between the parties with respect to such subject matter.

     3.10 Arbitration.  Any action to enforce or interpret this Agreement or to
          -----------
resolve disputes arising in connection with this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association. Any party may commence arbitration by sending a written demand for arbitration to the other parties. Such demand shall set forth

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the nature of the matter to be resolved by arbitration.  The substantive law of the State of California shall be applied by the arbitrator to the resolution of the dispute. The Company, on the one hand, and the Shareholders, on the other hand, shall share equally all initial costs of arbitration. The prevailing party or parties shall be entitled to reimbursement of attorney fees, costs, and expenses incurred in connection with the arbitration. All decisions of the arbitrator shall be final, binding, and conclusive on all parties. Judgment may be entered upon any such decision in accordance with applicable law in any court having jurisdiction thereof.

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     IN WITNESS WHEREOF, the parties have executed this Agreement in Los
Angeles, California, as of this ___ day of ________, 1997.


                                   SIGNATURE EYEWEAR, INC.


                                   By:
                                        ---------------------------------------
                                        Bernard Weiss, Co-Chairman of the Board
                                        and Chief Executive Officer


                                   SHAREHOLDERS:

                                   THE WEISS FAMILY TRUST

                                   By:
                                        ---------------------------------------
                                        Bernard Weiss, Trustee

                                   By:
                                        ---------------------------------------
                                        Julie Heldman, Trustee

                                   --------------------------------------------
                                   Bernard Weiss


                                   --------------------------------------------
                                   Julie Heldman


                                   --------------------------------------------
                                   Edward Weiner


                                   --------------------------------------------
                                   Daniel Warren


                                   --------------------------------------------
                                   Robert Fried


                                   --------------------------------------------
                                   Robert Zeichick


                                   --------------------------------------------
                                   Michael Prince

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